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          AGREEMENT RELATING TO FILING OF JOINT ACQUISITION STATEMENT

   This Agreement is made and entered into as of February 12, 1998, by and among John M. Rosillo, The Rosillo Family Trust, Allante Corp. N.V., Brickel N.V., Getov Holding B.V. and Buxtehude Holding B.V.

   The parties hereby agree to the making of a joint filing of a statement on Form 13G pursuant to Rule 13d-1(f) of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, with respect to the securities of Schlotzsky's, Inc.

   Each of the parties acknowledges that he or it is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning him or it contained therein; provided that, no such person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

   Executed by the undersigned:

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Signature:                                                                         Date:
/s/ JOHN M. ROSILLO                                                          February 11, 1998
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John M. Rosillo

The Rosillo Family Trust



By:  /s/ JOHN M. ROSILLO                                                     February 11, 1998
    -------------------------------------------------
        John M. Rosillo, Protector

Allante Corp. N.V.



By:  /s/ JOHN M. ROSILLO                                                     February 11, 1998
    -------------------------------------------------
         John M. Rosillo, Managing Director

Getov Holding B.V.



By:  /s/ JOHN M. ROSILLO                                                     February 11, 1998
    -------------------------------------------------
         John M. Rosillo, Managing Director

Brickel N.V.



By:  /s/ JOHN M. ROSILLO                                                     February 11, 1998
    -------------------------------------------------
         John M. Rosillo, Managing Director

Buxtehude Holding B.V.



By:  /s/ JOHN M. ROSILLO                                                     February 11, 1998
    -------------------------------------------------
         John M. Rosillo, Managing Director
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